CRABBE HUSON SMALL CAP FUND
                          THE CRABBE HUSON SPECIAL FUND
                        CRABBE HUSON OREGON TAX-FREE FUND
                       CRABBE HUSON CONTRARIAN INCOME FUND

                           Supplement to Prospectuses
                 (Replacing Supplement dated December 31, 1998)


Until further notice, Class B and Class C shares of Crabbe Huson Small Cap Fund and The Crabbe Huson Special Fund are not available for purchases or exchanges.

Until further notice, Class C shares of Crabbe Huson Oregon Tax-Free Fund are not available for purchases or exchanges.

Until further notice, Crabbe Huson Contrarian Income Fund's Class A shares are available only for additional purchases by existing shareholders.




CH-36/528G-0199 (1/99)                                          January 27, 1999

                    CRABBE HUSON REAL ESTATE INVESTMENT FUND
                  Supplement to the October 19, 1998 Prospectus
                 (Replacing Supplement dated December 31, 1998)

(1) The Fund's Prospectus is amended as follows to reflect the reduction in the maximum Class A initial sales charge from 5.75% to 4.75%:

     (A) The sub-captions "Shareholder Transaction Expenses" and "Example" under the caption Summary of Expenses are revised in their entirety, as follows:

      Shareholder Transaction Expenses(1)(2)
                                                                                      Class A        Class B         Class C
        Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering        4.75%          0.00%(4)         0.00%(4)
        price)(3)
        Maximum Contingent Deferred Sales Charge (as a % of offering price)(3)        1.00%(5)       5.00%            1.00%

          (1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."
          (2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.
          (3)  Does not apply to reinvested distributions.
          (4) Because of the distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.
          (5) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

      Example
      The following Example shows the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. This Example uses the fees and expenses in the table above and gives effect to the fee waiver described above. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

                       Class A                           Class B                                         Class C
        Period:                                (6)                      (7)                    (6)                     (7)
        1 year           $ 62                  $ 73                    $ 23                    $ 33                   $ 23
        3 years            93                   100                      70                      70(8)                  70
        5 years           125                   140                     120                     120                    120
        10 years          218                   240(9)                  240(9)                  258                    258

          (6)  Assumes redemption at period end.
          (7)  Assumes no redemption.
          (8) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.
          (9) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect
               Class A share expenses.

     (B) The Class A initial sales charge table, which appears under the caption How to Buy Shares, is revised in its entirety as follows:

     Class A Shares. The Class A shares of the Fund are offered at net asset value plus an initial sales charge as follows:

                                                            Initial Sales Charge
                                          ----------------------------------------------------------
                                                                                     Retained by
                                                                                      Financial
                                                                                       Service
                                                          as % of                    Firm as % of
                                          ----------------------------------------
       Amount Purchased                     Amount Invested      Offering Price     Offering Price
       Less than $50,000                     4.99%                4.75%                 4.25%
       $50,000 to less than $100,000         4.71%                4.50%                 4.00%
       $100,000 to less than $250,000        3.63%                3.50%                 3.00%
       $250,000 to less than $500,000        2.56%                2.50%                 2.00%
       $500,000 to less than $1,000,000      2.04%                2.00%                 1.75%
       $1,000,000 or more                    0.00%                0.00%                 0.00%

(2) The last sentence under the sub-caption "Class B Shares," which appears under the caption How to Buy Shares, is revised in its entirety as follows:

     The Distributor pays financial service firms a commission of 5.00% on Class B share purchases.


CR-36/533G-0199 (1/99)                                          January 27, 1999